EXHIBIT 10.22

                               FIRST AMENDMENT TO

                               AMERICAN RIVER BANK

                         1998 DEFERRED COMPENSATION PLAN

     THIS FIRST AMENDMENT TO THE AMERICAN RIVER BANK 1998 DEFERRED COMPENSATION PLAN, is entered into as of the 20th day of December, 2000, between American River Bank, a California state-chartered bank (the "Bank"), and the individuals whose signatures appear herein below (the "Participants").

     WHEREAS, the Bank is a wholly-owned subsidiary of American River Holdings;

     WHEREAS, the Bank established the American River Bank 1998 Deferred Compensation Plan (the "Plan") effective as of May 1, 1998, and the Participants constitute all of the employees of the Bank who are currently participating in the Plan;

     WHEREAS, the Bank desires to amend the Plan in certain respects to transfer administration of the Plan from the Bank to American River Holdings, in order to centralize administration of the Plan and permit participation in the Plan by employees of American River Holdings and its other subsidiaries in addition to the Bank; and

     WHEREAS, the Participants are willing to approve such changes, as set forth in this First Amendment:

     NOW, THEREFORE, the Bank does hereby amend the Plan and the Participants do hereby approve an amendment of the Plan as follows:

     1. ADMINISTRATION AND PLAN NAME. The responsibility for administration of the Plan shall be transferred to American River Holdings, the parent holding company of American River Bank, effective as of the date of this First Amendment. The name of the Plan shall be amended to read "American River Holdings 1998 Deferred Compensation Plan." In connection therewith, the definitions of "Employer" set forth at Section 1.10 and "Plan" set forth at
Section 1.13 are hereby amended to read as follows:

     "1.10 "Employer" shall mean American River Holdings and any successor thereto; provided that, other than in the event of a "Change in Control" as set forth at Section 5.1, the term "Employer" may mean the subsidiary to which an employee provides his or her primary employment services whenever the context reasonably requires."

     "1.13 "Plan" shall mean the American River Holdings 1998 Deferred Compensation Plan."

     2. ELIGIBILITY. Pursuant to the amended definitions set forth in paragraph 1 above, participation in the Plan shall be available to each employee of American River Holdings and its subsidiaries who may be selected to participate as set forth in Section 2.1 of the Plan. In connection therewith, the definition of "Employee" set forth at Section 1.9 is hereby amended to read as follows:

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     "1.9 "Employee" shall mean each employee of Employer and its subsidiaries who is selected to participate in this Plan by the Committee and references to Employee herein shall include references to an Employee's Beneficiary where the context so requires."

     3. The Plan, including the Appendices, is hereby amended to the extent necessary to delete any reference to American River Bank and substitute American River Holdings in lieu thereof.

     4. Except as amended by this First Amendment, all of the provisions of the Plan shall be unmodified and remain in full force and effect.

     IN WITNESS WHEREOF, the Bank and the Participants have executed this First Amendment to the American River Bank 1998 Deferred Compensation Plan, effective as of the date first above written.

     AMERICAN RIVER BANK               PARTICIPANTS

     By: /s/ WILLIAM L. YOUNG          /s/ DAVID T. TABER
     ------------------------          ------------------

     William L. Young, CEO             David T. Taber
     ---------------------             --------------
     Type/Print Name and Title         Type/Print Name


                                       /s/ MITCHELL A. DERENZO
                                       -----------------------

                                       Mitchell A. Derenzo
                                       -------------------
                                       Type/Print Name


                                       /s/ DOUGLAS E. TOW
                                       ------------------

                                       Douglas E. Tow
                                       --------------
                                       Type/Print Name

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